                                                                     EXHIBIT 4.2

                                 THIRD AMENDMENT

                  THIRD AMENDMENT dated as of September 23, 2003 (this "Amendment"), to the CREDIT AGREEMENT, dated as of December 20, 2001 (as amended prior to the date hereof, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), COLLINS & AIKMAN CANADA INC., a Canadian corporation, COLLINS & AIKMAN PLASTICS, LTD., a Canadian corporation, COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH CAPITAL CORPORATION, as co-documentation agents, JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent (in such capacity, the "Administrative Agent"), and JPMORGAN CHASE BANK, TORONTO BRANCH, a Foreign Bank Branch under the Bank Act (Canada), as Canadian administrative agent.

                  WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers;

                  WHEREAS the Company has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment; and

                  WHEREAS, the following amendments are being effected in anticipation of similar and other modifications to the Credit Agreement that the Company is separately pursuing to have in effect by not later than the date upon which it is required to deliver financial information in respect of the fiscal quarter ending September 30, 2003 to the Lenders under the Credit Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendment to Section 1.01. The definition of "EBITDA" in
Section 1.01 of the Credit Agreement is hereby amended (for purposes of Sections
6.14 and 6.15 of the Credit Agreement only) by deleting "and" which appears immediately before clause (xvi) thereof and by adding the following after clause
(xvi) thereof and immediately before the proviso:

         "and (xvii) to the extent reducing income from continuing and discontinued operations for the fiscal quarter ended September 30, 2003 only, costs and charges not to exceed $20,000,000 arising from the restructuring plans announced by the Company in August 2003 and fees and expenses associated with the Third Amendment dated as of September 23, 2003 to this Agreement;"

                  3. Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended by increasing the maximum Leverage Ratio as of the last day of the fiscal quarter ending September 30, 2003 from 4.40 to 1.00 to
4.50 to 1.00.

                  4. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the amendments contained herein:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of Holdings and the Borrowers, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of each Loan Party set forth in the Loan Documents as amended hereby are true and correct in all material respects.

                  5. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts thereof duly executed and delivered by the Holdings, the Borrowers and the Required Lenders;

                  (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and

                  (c) The Company shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender that has delivered (including by telecopy) an executed counterpart of this Amendment to the Administrative Agent or its counsel prior to 12:00 noon New York time, on October 1, 2003, an amendment fee in an amount separately agreed to by the Company and such Lender.

                  6. Expenses. The Company agrees to pay or reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent.

                  7. Governing Law; Counterparts. (a) (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company, the Canadian Borrowers, Holdings, the Agents, and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                                COLLINS & AIKMAN PRODUCTS CO.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: V.P. and Treasurer

                                                COLLINS & AIKMAN CORPORATION

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: V.P. and Treasurer

                                                COLLINS & AIKMAN CANADA INC.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: V.P. and Treasurer

                                                COLLINS & AIKMAN PLASTICS, LTD.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: V.P. and Treasurer

                               JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and as a Lender

                               By: /s/ RICHARD W. DUKER
                                   -------------------------------------------
                                   Name:  RICHARD W. DUKER
                                   Title: MANAGING DIRECTOR


                               JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent and as a Lender

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and as a Lender

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent and as a Lender

                               By: /s/ DREW MCDONALD
                                   -------------------------------------------
                                   Name:  DREW MCDONALD
                                   Title: Vice President

                         [CANYON CAPITAL ADVISORS LOGO]

                            CANYON CAPITAL ADVISORS
                           9665 WILSHIRE BLVD., #200
                            BEVERLY HILLS, CA 90212

                         PROPORTIONATE VOTING PROVISION

The undersigned, CANYON CAPITAL CDO 2002-1 LTD., ("Canyon"), is a Lender to COLLINS & AIKMAN PRODUCTS CO., dated as of December 20, 2001 (the "Credit Agreement".) Canyon's approval of a proposed THIRD AMENDMENT TO THE CREDIT AGREEMENT has been requested pursuant to the terms of the Credit Agreement. The THIRD AMENDMENT TO THE CREDIT AGREEMENT must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the THIRD AMENDMENT TO THE CREDIT AGREEMENT in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the THIRD AMENDMENT TO THE CREDIT AGREEMENT (without counting failure to vote or abstentions.)

CANYON CAPITAL CDO 2002-1 LTD.

An exempted limited liability company incorporated
Under the laws of the Cayman Islands

By:     Canyon Capital Advisors LLC
        a Delaware limited liability company,
        its Collateral Manager

By:     /s/ R. Christian B. Evensen             Date: 9/26/03
        ---------------------------------             --------------------
        R. Christian B. Evensen
        Managing Partner

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           LCMI LIMITED PARTNERSHIP, AS LENDER
                           -----------------------------------
                           [Name of Lender]

                           BY: LYON CAPITAL MANAGEMENT LLC,
                           AS COLLATERAL MANAGER


                           By:      /s/ F. Tavangar
                               -------------------------------
                               Name:
                               Title:  LYON CAPITAL MANAGEMENT LLC
                                       FARBOUD TAVANGAR
                                       SENIOR PORTFOLIO MANAGER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent

                           THE SUMITOMO TRUST & BANKING CO., LTD.
                           NEW YORK BRANCH
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Elizabeth A. Quirk
                               ---------------------------------
                               Name:  ELIZABETH A. QUIRK
                               Title: VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           NORTHWOODS CAPITAL LIMITED
                           BY: ANGELO, GORDON & CO., LP.,
                               AS COLLATERAL MANAGER
                           --------------------------------
                           [Name of Lender]


                           By: /s/ John W. Fraser
                               ----------------------------
                               Name: JOHN W. FRASER
                               Title: MANAGING DIRECTOR

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           NORTHWOODS CAPITAL II, LIMITED
                           BY: ANGELO, GORDON & CO., LP.,
                               AS COLLATERAL MANAGER
                           -----------------------------
                           [Name of Lender]


                           By: /s/ John W. Fraser
                               -------------------------
                               Name:  JOHN W. FRASER
                               Title: MANAGING DIRECTOR

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           NORTHWOODS CAPITAL III, LIMITED
                           BY: ANGELO, GORDON & CO., LP.,
                               AS COLLATERAL MANAGER
                           -----------------------------
                           [Name of Lender]


                           By: /s/ John W. Fraser
                               -------------------------
                               Name:  JOHN W. FRASER
                               Title: MANAGING DIRECTOR

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch as Canadian administrative agent


                           AERIES FINANCE-II, LTD

                           By: Patriach Partners X, LLC
                               Its Managing Agent


                           By: /s/ Lynn Tilson
                               ---------------------------
                               Name:  Lynn Tilson
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CERES II FINANCE LTD

                           By:  Patriarch Partners IX, LLC
                                Its Managing Agent

                           By: /s/ Lynn Tilson
                               ------------------------------
                               Name:  Lynn Tilson
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           DEUTSCHE BANK TRUST COMPANY AMERICAS
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Mary Jo Jolly
                               ---------------------------------
                               Name:  MARY JO JOLLY
                               Title: ASSISTANT VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           -------------------------------
                           DEUTSCHE BANK AG, CANADA BRANCH


                           By:  /s/ Stephan Miller Marcellus Leung
                                --------------------------
                                Name:  Stephen Miller Marcellus Leung
                                Title: Vice President AVP

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative Agent



                           ----------------------------------
                           Merrill Lynch Capital Corporation


                           By: /s/ Stephanie Vallilo
                               ------------------------------
                               Name:  Stephanie Vallilo
                               Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Pacifica Partners I, LP

                           By: Alcentra Inc as its
                               Investment Manager
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Dean K. Kawai
                               ----------------------------
                               Name:  DEAN K. KAWAI
                               Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Pacifica GDO II, LTD

                           By: Alcentra Inc as its
                               Investment Manager
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Dean K. Kawai
                               ----------------------------
                               Name:  DEAN K. KAWAI
                               Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003 to the Credit Agreement dated as of December 20, 2001 as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian Administrative Agent



                           PRINCIPAL LIFE INSURANCE COMPANY

                           By:  Principal Global Investors, LLC
                                a Delaware limited liability company,
                                its authorized signatory



                                By:    /s/ Jon G. Heiny
                                     ----------------------------
                                Its:   JON G. HEINY, COUNSEL
                                     ----------------------------

                                By:    /s/ Douglas A. Drees
                                     ----------------------------
                                Its:   DOUGLAS A. DREES, COUNSEL
                                     ----------------------------

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           National City Bank
                           -------------------------------
                           [Name of Lender]


                           By:  /s/ John W. Thompson
                                --------------------------
                                Name:  John W. Thompson
                                Title: VP

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent




                           CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH
                           --------------------------------
                           [Name of Lender]


                           By:  /s/ Mark E. Gleason
                                ---------------------------
                                Name:  MARK E. GLEASON
                                Title: DIRECTOR


                           By:  /s/ Joshua Parrish
                                ---------------------------
                                Name:  JOSHUA PARRISH
                                Title: ASSOCIATE

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           Trumbull THC, Ltd.
                           ------------------------------


                           By:  /s/ Stacey Malek
                                -------------------------
                                Name:  STACEY MALEK
                                Title: ATTORNEY IN FACT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           NATEXIS BANQUES POPULARIES
                           -----------------------------
                           [Name of Lender]


                           By:  /s/ William J. Burke
                                ------------------------
                                Name:  WILLIAM J. BURKE
                                Title: VICE PRESIDENT

                           By:  /s/ Michael J. Storms
                                ------------------------
                                Name:  MICHAEL J. STORMS
                                Title: ASSOCIATE

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent




                           ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                           By: ING Capital Advisors LC,
                               as Collateral Manager

                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President


                           BALANCED HIGH-YIELD FUND II, LTD.
                           By: ING Capital Advisors LLC,
                               as Asset Manager

                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President


                           NEMEAN CLO, LTD.
                           By: ING Capital Advisors LLC,
                               as Investment Manager

                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ENDURANCE CLO I, LTD.
                           c/o: ING Capital Advisors LLC,
                                as Collateral Manager


                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President



                           ORYX CLO, LTD.
                           By: ING Capital Advisors LLC,
                               as Collateral Manager


                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President



                           SEQUILS-ING I (HBDGM), LTD.
                           By: ING Capital Advisors LLC,
                               as Collateral Manager

                           /s/ Philip C. Robbins
                           --------------------------------------
                           By:  Philip C. Robbins
                           Title: Senior Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           MW Poor Opportunity
                           Offshore Fund, Ltd. As Lender
                           -------------------------------------------------
                           By: MW Poor Advisory Group LLC
                               As Investment Manager


                           By:      /s/ Lawrence A. Poor
                               -------------------------------
                               Name:   LAWRENCE A. POOR
                               Title:  CHAIRMAN

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                           POST OPPORTUNITY FUND, L.P. AS LENDER
                           -------------------------------------
                           By: MW POOR ADVISORY GROUP
                               AS INVESTMENT MANAGER


                           By:      /s/ Lawrence A. Poor
                               -------------------------------
                               Name:   LAWRENCE A. POOR
                               Title:  CHAIRMAN

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           The Toronto-Dominion Bank
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Peter S. Spielman
                               ----------------------------
                               Name: Peter S. Spielman (S-285)
                               Title: Managing Director
                                      The Toronto-Dominion Bank

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           The Foothill Group, Inc.
                           -----------------------------
                           [Name of Lender]


                           By: /s/ Jeff Nikora
                               -------------------------
                               Name:  Jeff Nikora
                               Title: E.V.P.

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           Foothill Income Trust, L.P.
                           -----------------------------
                           [Name of Lender]


                           By: /s/ Jeff Nikora
                               -------------------------
                               Name:  Jeff Nikora
                               Title: Managing Member

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OAK HILL SECURITIES FUND, L.P.
                           -----------------------------
                           [Name of Lender]

                           By: Oak Hill Securities GenPar, L.P.
                               its General Partner

                           By: Oak Hill Securities MGP, Inc.,
                               its General Partner

                           By: /s/ Scott D. Krase
                               ---------------------------
                               Name: SCOTT D. KRASE
                               Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ---------------------------------
                           [Name of Lender]

                           By:
                               ---------------------------
                               Name:
                               Title:


                           OAK HILL SECURITIES FUND II, L.P.


                           By: Oak Hill Securities GenPar II, L.P.
                               its General Partner

                           By: Oak Hill Securities MGP II, Inc.,
                               its General Partner

                           By: /s/ Scott D. Krase
                               ---------------------------
                               Name: SCOTT D. KRASE
                               Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           -----------------------------------
                           [Name of Lender]

                           By:
                               ---------------------------
                               Name:
                               Title:


                           OAK HILL CREDIT PARTNERS I, LIMITED

                           By: Oak Hill CLO Management I, LLC
                               as Investment Manager

                           By: /s/ Scott D. Krase
                               ---------------------------
                               Name: SCOTT D. KRASE
                               Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ------------------------------------
                           [Name of Lender]

                           By:
                               ---------------------------
                               Name:
                               Title:

                           OAK HILL CREDIT PARTNERS II, LIMITED

                           By: Oak Hill CLO Management II, LLC
                               as Investment Manager

                           By: /s/ Scott D. Krase
                               ---------------------------
                               Name: SCOTT D. KRASE
                               Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           VPCBO, Limited (FKA [TRITON] CBO III)
                           ---------------------------------------
                           [Name of Lender]

                           By: OH Value Partners, LLC
                               as Investment Manager

                           By: /s/ Scott D. Krase
                               ---------------------------
                               Name: SCOTT D. KRASE
                               Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           ORIX Financial Services, Inc.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ R. Terry Standifer
                               ----------------------------
                               Name:  R. TERRY STANDIFER
                               Title: VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           KATONAH I, LTD.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Ralph Della Rocca
                               ----------------------------
                               Name:  RALPH DELLA ROCCA
                               Title: Authorized Officer
                                      Katonah Capital, L.L.C.
                                      As Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           KATONAH II, LTD.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Ralph Della Rocca
                               ----------------------------
                               Name:  RALPH DELLA ROCCA
                               Title: Authorized Officer
                                      Katonah Capital, L.L.C.
                                      As Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           KATONAH III, LTD.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Ralph Della Rocca
                               ----------------------------
                               Name:  RALPH DELLA ROCCA
                               Title: Authorized Officer
                                      Katonah Capital, L.L.C.
                                      As Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           KATONAH IV, LTD.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Ralph Della Rocca
                               ----------------------------
                               Name:  RALPH DELLA ROCCA
                               Title: Authorized Officer
                                      Katonah Capital, L.L.C.
                                      As Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           KATONAH V, LTD.
                           --------------------------------
                           [Name of Lender]


                           By: /s/ Ralph Della Rocca
                               ----------------------------
                               Name:  RALPH DELLA ROCCA
                               Title: Authorized Officer
                                      Katonah Capital, L.L.C.
                                      As Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           TRANSAMERICA BUSINESS CAPITAL CORPORATION
                           -----------------------------------------
                           [Name of Lender]


                           By:  /s/ Stephen K. Goetschius
                                -------------------------
                                Name:  Stephen K. Goetschius
                                Title: Senior Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           /s/ Heather Hollidge
                           --------------------------------------
                           [Name of Lender]


                           By:
                                ----------------------------------
                                Name: HEATHER HOLLIDGE
                                Title: ASSOCIATE
                                       COMERICA BANK
                                       PRIVATE EQUITY GROUP

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Protective Life Insurance Company

                           By: /s/ Diane S. Griswold
                               --------------------------------------
                               Name: Diane S. Griswold
                               Title: AVP

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           The Bank of New York
                           ------------------------------------------
                           [Name of Lender]

                           By: /s/ Brendan T. Nedzi
                               --------------------------------------
                               Name: Brendan T. Nedzi
                               Title: Senior Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                           By: ING Investments, LLC
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                           By: ING Investments, LLC
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                           By: ING Investments, LLC
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           PILGRIM CLO 1999-1 LTD.
                           By: ING Investments, LLC
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           SEQUILS-PILGRIM I, LTD
                           By: ING Investments, LLC
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ING SENIOR INCOME FUND
                           By: Aeltus Investment Management, Inc.
                               as its investment manager

                           By: /s/ Mark F. Haak
                               --------------------------------------
                           Name: Mark F. Haak, CFA
                           Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ING PRIME RATE TRUST
                           By: AELTUS INVESTMENT MANAGEMENT, INC.
                               as its investment manager


                           By:      /s/ Mark F. Haak
                               -------------------------------
                           Name:   Mark F. Haak, CFA
                           Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                           CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RE CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

                           BY: CYPRESSTREE STRATEGIC DEBT MANAGEMENT CO., INC. as Investment Adviser

                           By: /s/ Jeffrey Megar
                               ---------------------------------
                               Name:  JEFFREY MEGAR
                               Title: Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Hewett's Island CDO, Ltd.
                           By: CypressTree Investment Management Company, Inc.,
                               as Portfolio Manager.


                           By: /s/ Jeffrey Megar
                               ----------------------------
                               Name: JEFFREY MEGAR
                               Title: Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           The Bank of Nova Scotia
                           -----------------------------
                           [Name of Lender]


                           By: /s/ V. H. Gibson
                               -------------------------
                               Name:  V. Gibson,
                               Title: Assistant Agent

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           WINGED FOOT FUNDING TRUST
                           -----------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                               -------------------------
                               Name:  ANN E. MORRIS
                               Title: AUTHORIZED AGENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           STANWICH LOAN FUNDING LLC
                           ---------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                               -------------------------
                               Name:  ANN E. MORRIS
                               Title: ASST VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           RIVIERA FUNDING LLC
                           --------------------------------
                           [NAME OF LENDER]

                           By: /s/ Ann E. Morris
                               -------------------------
                               Name:  ANN E. MORRIS
                               Title: ASST VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                            JUPITER FUNDING TRUST
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                               -------------------------
                               Name:  ANN E. MORRIS
                               Title: AUTHORIZED AGENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           JUPITER LOAN FUNDING LLC
                           -------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                               -------------------------
                               Name:  ANN E. MORRIS
                               Title: ASST VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           OCTAGON INVESTMENT PARTNERS II, LLC
                           By: Octagon Credit Investors, LLC
                               as sub-investment manager

                           By: /s/ Michael B. Nechamkin
                               ------------------------------
                               Name:  Michael B. Nechamkin
                               Title: Portfolio Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OCTAGON INVESTMENT PARTNERS III, LTD.
                           By: Octagon Credit Investors, LLC
                               as Portfolio Manager

                           By: /s/ Michael B. Nechamkin
                               ------------------------------
                               Name:  Michael B. Nechamkin
                               Title: Portfolio Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           OCTAGON INVESTMENT PARTNERS IV, LTD.
                           By: Octagon Credit Investors, LLC
                               as collateral manager

                           By: /s/ Michael B. Nechamkin
                               ------------------------------
                               Name:  Michael B. Nechamkin
                               Title: Portfolio Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           OCTAGON INVESTMENT PARTNERS V, LTD.
                           By: Octagon Credit Investors, LLC
                               as Portfolio Manager

                           By: /s/ Michael B. Nechamkin
                               ------------------------------
                               Name:  Michael B. Nechamkin
                               Title: Portfolio Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           SENIOR DEBT PORTFOLIO
                           By: Boston Management and Research
                               as Investment Advisor
                           ----------------------------------
                           [Name of Lender]

                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                           EATON VANCE SENIOR INCOME TRUST
                           BY: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ----------------------------------
                           [Name of Lender]

                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                           BY: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           --------------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           EATON VANCE CDO II, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           -----------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           EATON VANCE CDO III, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           -----------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           EATON VANCE CDO IV, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           -----------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           CONSTANTINUS EATON VANCE CDO V, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           -----------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           GRAYSON & CO.
                           By: BOSTON MANAGEMENT AND RESEARCH
                               AS INVESTMENT ADVISOR
                           -----------------------------
                           [Name of Lender]


                           By:      /s/ Payson F. Swaffield
                               -------------------------------
                               Name:   Payson F. Swaffield
                               Title:  Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           EATON VANCE
                           LIMITED DURATION INCOME FUND
                           BY: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ----------------------------
                           [Name of Lender]


                           By:  /s/ Payson F. Swaffield
                                --------------------------
                                Name:  Payson F. Swaffield
                                Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                           By: /s/ John P. Thacker
                               ------------------------------
                               Name:  JOHN P. THACKER
                               Title: CHIEF CREDIT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate




                           By: /s/ John P. Thacker
                               ----------------------------
                               Name:  JOHN P. THACKER
                               Title: CHIEF CREDIT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate




                           By: /s/ John P. Thacker
                               ----------------------------
                               Name:  JOHN P. THACKER
                               Title: CHIEF CREDIT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           Galaxy CLO 2003-1, Ltd.
                           -----------------------
                           [Name of Lender]

                           By:  AIG Global Investment Corp.,
                                Its Investment Advisor

                           By: /s/ John G. Lapham, III
                               -----------------------
                               Name:  John G. Lapham, III
                               Title: Managing Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           SunAmerica Life Insurance Company
                           ---------------------------------
                           [Name of Lender]
                           By: AIG Global Investment Corp.,
                               Its Investment Adviser

                           By: /s/ John G. Lapham, III
                               -----------------------
                               Name:  John G. Lapham, III
                               Title: Managing Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           AIG SunAmerica Life Assurance Company
                           -------------------------------------
                           [Name of Lender]
                           By: AIG Global Investment Corp.,
                               Its Investment Adviser


                           By: /s/ John G. Lapham, III
                               -----------------------
                               Name:  John G. Lapham, III
                               Title: Managing Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent






                           Galaxy CLO 1999-1, Ltd.
                           -----------------------
                           [Name of Lender]
                           By:  AIG Global Investment Corp.,
                                It's Collateral Manager

                           By: /s/ John G. Lapham, III
                               -----------------------
                               Name:  John G. Lapham, III
                               Title: Managing Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           AMARA-I FINANCE, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Financial Manager

                               By:  /s/ Joseph Rotondo
                                    ------------------
                                    Name:   Joseph Rotondo
                                    Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           AMARA 2 FINANCE, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Financial Manager

                           By:  /s/ Joseph Rotondo
                                ------------------
                                Name:   Joseph Rotondo
                                Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           AVALON CAPITAL LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Portfolio Advisor


                               By: /s/ Joseph Rotondo
                                   ------------------------------
                                   Name:  Joseph Rotondo
                                   Title: Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           AVALON CAPITAL LTD. 2
                           By: INVESCO Senior Secured Management, Inc.
                               As Portfolio Advisor


                               By: Joseph Rotondo
                                   ----------------------------
                                   Name:   Joseph Rotondo
                                   Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                           OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1,
                           LTD.
                           By: INVESCO Senior Secured Management, Inc.
                           As Sub-Advisor


                                By:      /s/ Joseph Rotondo
                                    -------------------------------
                                    Name:   Joseph Rotondo
                                    Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           CHARTER VIEW PORTFOLIO
                           By: INVESCO Senior Secured Management, Inc.
                               As Investment Advisor


                                By:      /s/ Joseph Rotondo
                                    -------------------------------
                                    Name:   Joseph Rotondo
                                    Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           DIVERSIFIED CREDIT PORTFOLIO LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               as Investment Adviser


                                By:      /s/ Joseph Rotondo
                                    -------------------------------
                                    Name:   Joseph Rotondo
                                    Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           AIM FLOATING RATE FUND
                           By: INVESCO Senior Secured Management, Inc.
                               As Sub-Adviser


                           By:      /s/ Joseph Rotondo
                               -------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           INVESCO EUROPEAN CDO I S.A.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By:      /s/ Joseph Rotondo
                               -------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           SEQUILS-LIBERTY, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By:      /s/ Joseph Rotondo
                               -------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           SAGAMORE CLO LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By:      /s/ Joseph Rotondo
                               -------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                           SARATOGA CLO I, LIMITED
                           By: INVESCO Senior Secured Management, Inc.
                               As Asset Manager


                           By:      /s/ Joseph Rotondo
                               -------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           Toronto Dominion (Texas), Inc.
                           ---------------------------------------


                           By: /s/ Mark A. Baird
                               ---------------------------
                               Name:  MARK A. BAIRD
                               Title: VICE PRESIDENT

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                              Stanfield Arbirage CDO, Ltd.
                           By: Stanfield Capital Partners LLC
                               as its Collateral Manager
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                               ----------------------------
                               Name:  Christopher E. Jansen
                               Title: Managing Partner

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                              Stanfield Quattro CLO, Ltd.
                           By: Stanfield Capital Partners LLC
                               As its Collateral Manager
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                               ----------------------------
                               Name:  Christopher E. Jansen
                               Title: Managing Partner

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                                  Hamilton CDO, Ltd.
                                 By: Stanfield Capital
                                      Partners LLC
                               As its Collateral Manager
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                               ----------------------------
                               Name:  Christopher E. Jansen
                               Title: Managing Partner

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           Stanfield Carrera CLO, Ltd.
                           By: Stanfield Capital Partners LLC
                           as its Asset Manager
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                               ----------------------------
                               Name:  Christopher E. Jansen
                               Title: Managing Partner

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Flagship CLO 2001-1
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Mark S. Pelletier
                               ----------------------------
                               Name:  Mark S. Pelletier
                               Title: Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Flagship CLO II
                           ----------------------------------
                           [Name of Lender]


                           By: /s/ Mark S. Pelletier
                               ----------------------------
                               Name:  Mark S. Pelletier
                               Title: Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative Agent


                           BLACK DIAMOND CLO 1998-1, LTD.

                           By:      /s/ Alan Corkish
                              --------------------------------
                           Name:    Alan Corkish
                                ------------------------------
                           Title:   Director
                                  ----------------------------

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative Agent


                           BLACK DIAMOND CLO 2000-1, LTD.

                           By:      /s/ Alan Corkish
                               -------------------------------
                           Name:    Alan Corkish
                                 -----------------------------
                           Title:   Director
                                  ----------------------------

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative Agent


                           BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

                           By:      /s/ Alan Corkish
                               -------------------------------
                           Name:    Alan Corkish
                                ------------------------------
                           Title:   Director
                                 -----------------------------

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           KZH Soleil LLC
                           -----------------------------


                           By: /s/ Susan Lee
                               -------------------------
                               Name:  SUSAN LEE
                               Title: Authorized Agent

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                           KZH Soleil-2 LLC
                           -----------------------------


                           By: /s/ Susan Lee
                               -------------------------
                               Name:  SUSAN LEE
                               Title: Authorized Agent

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                           KZH Waterside LLC
                           -----------------------------


                           By: /s/ Susan Lee
                               -------------------------
                               Name:  SUSAN LEE
                               Title: Authorized Agent

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           1888 FUND, LTD.
                           -----------------------------------
                           [Name of Lender]

                           By: /s/ Kaitlin Trinh
                               ------------------------------
                               Name:  Kaitlin Trinh
                               Title: Fund Controller

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           By: Callidus Debt Partners CDO Fund I, Ltd.
                           By: Its Collateral Manager,
                               Callidus Capital Management, LLC
                               --------------------------------------
                               [Name of Lender]


                           By: /s/ Mavis Taintor
                               ---------------------------------
                               Name:  MAVIS TAINTOR
                               Title: MANAGING DIRECTOR

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           By: Callidus Debt Partners CLO Fund II, Ltd.
                           By: Its Collateral Manager,
                               Callidus Capital Management, LLC
                               ---------------------------------------
                               [Name of Lender]


                           By: /s/ Mavis Taintor
                               ---------------------------------
                               Name:  MAVIS TAINTOR
                               Title: MANAGING DIRECTOR

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Oppenheimer Senior Floating Rare Fund
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                               ------------------------------
                               Name:  Bill Campbell
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Harbour View CDO II, Ltd.
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                               ------------------------------
                               Name:  Bill Campbell
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Harbour View CLO IV, Ltd.
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                               ------------------------------
                               Name:  Bill Campbell
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Harbour View CLO V, Ltd.
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                               ------------------------------
                               Name:  Bill Campbell
                               Title: Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                           By: HVB Credit Advisors LLC
                           ----------------------------------------
                           [Name of Lender]


                           By:  /s/ Irv Roa
                                --------------------------
                                Name:  IRV ROA
                                Title: DIRECTOR

                                /s/ Elizabeth Tallmadge
                                --------------------------
                                    ELIZABETH TALLMADGE
                                    MANAGING DIRECTOR
                                    CHIEF INVESTMENT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                           By: Indosuez Capital as Portfolio Advisor

                           By:  /s/ Charles Kobayashi
                                ---------------------------
                                Name:  Charles Kobayashi
                                Title: Principal and Portfolio Manager

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           TRS Eclipse LLC
                           ------------------------------
                           [Name of Lender]

                           By:  /s/ Howard Schaffer
                                -------------------------
                                Name:  Howard Schaffer
                                Title: Vice President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           COLUMBUS LOAN FUNDING LTD.
                           By Travelers Asset Management International
                           Company LLC
                           -----------------------------
                           [Name of Lender]

                           By:  /s/ John A. Wills
                                ------------------------
                                Name:  JOHN A. WILLS
                                Title: ASSISTANT INVESTMENT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. By Travelers Asset Management International Company LLC
                           -----------------------------
                           [Name of Lender]

                           By:  /s/ John A. Wills
                                ------------------------
                                Name:  JOHN A. WILLS
                                Title: ASSISTANT INVESTMENT OFFICER

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           NORSE CBO, LTD.

                           By:  Regiment Capital Management, LLC
                                as its Investment Advisor

                           By:  Regiment Capital Advisors, LLC
                                its Manager and pursuant to delegated authority


                           By:  /s/ Timothy S. Peterson
                                ------------------------------------
                                Timothy S. Peterson
                                President

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Long Lane Master Trust IV
                           By Fleet National Bank
                           as Trust Administrator
                           -------------------------------------------------
                           [Name of Lender]



                           By:      /s/ Kevin Kearns
                               -------------------------------
                               Name:   Kevin Kearns
                               Title:  Managing Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SENECA CBO IV LIMITED
                           ------------------------------------


                           By:      /s/ Sara Boonin
                               -------------------------------
                               Name:   SARA BOONIN
                               Title:  SENIOR PORTFOLIO ADVISOR
                                       SENECA CAPITAL MANAGEMENT,
                                       AS PORTFOLIO ADVISOR FOR
                                       SENECA CBO IV LIMITED

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Madison Avenue CDO III, Limited
                           c/o Metropolitan Life Insurance Company
                             as Collateral Manager
                           --------------------------------
                           [Name of Lender]


                           By: /s/ James Dingler
                               ----------------------------
                               Name: James Dingler
                               Title: Director

                           Signature page to the Third Amendment, dated as of September 23, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Metropolitan Life Insurance Company
                           --------------------------------
                           [Name of Lender]


                           By: /s/ James Dingler
                               ----------------------------
                               Name: James Dingler
                               Title: Director